UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

June 8, 2023

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 annual meeting of stockholders (the “Annual Meeting”) of Agile Therapeutics, Inc. (the “Company”) held on June 8, 2023, the following proposals were submitted to the stockholders of the Company:

Proposal 1:The election of one director to serve as a Class III director until the Company’s 2026 annual meeting of stockholders and until her successor is duly elected and qualified.

Proposal 2:Approval, on a non-binding advisory basis, of the 2022 compensation of our named executive officers.

Proposal 3:Approval of the Agile Therapeutics, Inc. 2023 Equity Incentive Plan.

Proposal 4:The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For more information about the foregoing proposals, see the proxy statement filed by the Company with the Securities and Exchange Commission on April 28, 2023. Of the 947,399 shares of the Company’s common stock entitled to vote at the Annual Meeting, 362,267, or approximately 38.23% were represented at the meeting virtually in person or by proxy, constituting a quorum. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:Election of Directors.

The Company’s stockholders elected the following one (1) director to serve as a Class III director until the Company’s 2026 annual meeting of stockholders and until her successor is duly elected and qualified. The votes regarding the election of the director were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Director
Sharon Barbari	72,597	22,414	267,256

Proposal 2:Advisory Non-Binding Vote on 2022 Executive Compensation.

The Company’s stockholders approved, on a non-binding advisory basis, the 2022 compensation of our named executive officers. The votes regarding this proposal were as follows:

	Votes Against	Votes Abstaining	Broker Non-Votes
Votes For
52,750	41,272	989	267,256

Proposal 3:	Approval of the Agile Therapeutics, Inc. 2023 Equity Incentive Plan.

The Company’s stockholders approved the Agile Therapeutics, Inc. 2023 Equity Incentive Plan. The votes regarding this proposal were as follows:

	Votes Against	Votes Abstaining	Broker Non-Votes
Votes For
60,162	32,005	2,844	267,256

Proposal 4: Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes regarding this proposal were as follows:

	Votes Against	Votes Abstaining
Votes For
310,321	51,062	884

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: June 8, 2023	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairperson and Chief Executive Officer